EXHIBIT 99-A


                            CERTIFICATION PURSUANT TO
                 18 U.S.C. Section 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report on Form 10-Q of Donaldson Company, Inc. (the "Company") for the period ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William G. Van Dyke, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:         June 16, 2003                 /s/ William G. Van Dyke
          -----------------------           ----------------------------
                                            William G. Van Dyke
                                            Chief Executive Officer








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